UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021 (May 12, 2021)
___________________

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The HollyFrontier Corporation (“HollyFrontier”) virtual 2021 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 12, 2021. A total of 147,160,047 shares of HollyFrontier’s common stock were present in person or represented by proxy at the Annual Meeting, representing over 90% of HollyFrontier’s 162,414,508 shares of common stock outstanding and entitled to vote as of the March 15, 2021 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in HollyFrontier’s Proxy Statement.

•    Proposal 1 (Election of Directors): The stockholders elected all ten (10) director nominees to serve until HollyFrontier’s annual meeting of stockholders in 2022, or until their earlier resignation, removal or death.

Nominee	For	Against	Abstain	Broker Non-Votes
Anne-Marie N. Ainsworth	131,436,034	1,336,159	318,976	14,068,878
Anna C. Catalano	130,544,094	2,229,338	317,737	14,068,878
Leldon E. Echols	128,542,311	4,227,392	321,466	14,068,878
Manuel J. Fernandez	132,030,578	744,226	316,365	14,068,878
Michael C. Jennings	131,956,699	1,010,601	123,869	14,068,878
R. Craig Knocke	131,054,322	1,715,464	321,383	14,068,878
Robert J. Kostelnik	127,680,850	5,082,729	327,590	14,068,878
James H. Lee	130,820,653	1,941,464	329,052	14,068,878
Franklin Myers	120,605,369	12,154,757	331,043	14,068,878
Michael E. Rose	130,842,557	1,813,734	434,878	14,068,878

•    Proposal 2 (Advisory Vote on the Compensation of HollyFrontier’s Named Executive Officers): The stockholders approved on an advisory basis the compensation of HollyFrontier’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
125,310,403	7,436,583	344,183	14,068,878

•    Proposal 3 (Ratification of the Appointment of Ernst & Young LLP): The stockholders ratified the appointment of Ernst & Young LLP as HollyFrontier’s independent registered public accounting firm for the 2021 fiscal year.

For	Against	Abstain
139,248,280	7,736,472	175,295

•    Proposal 4 (Stockholder proposal for simple majority vote): The stockholders approved the stockholder proposal for simple majority vote.

For	Against	Abstain	Broker Non-Votes
111,548,781	21,098,714	443,674	14,068,878

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
HOLLYFRONTIER CORPORATION

By:    /s/ Vaishali S. Bhatia
Vaishali S. Bhatia,
Senior Vice President, General Counsel and
Secretary

Date: May 13, 2021